UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2005
Date of Report (Date of earliest event reported)

Golden Telecom, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-27423 (Commission File Number)	51-0391303 (IRS Employer Identification No.)

Representation Office Golden TeleServices, Inc.
1 Kozhevnichesky Proezd
Moscow, Russia 115114
(Address of principal executive office)

(011-7-501) 797-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      Golden Telecom, Inc.’s (“GTI”) designated representative will participate in the Transforming Telecom Back Office to Maximize Efficiency organized by Jacob Fleming Group on June 6 and 7, 2005 in Copenhagen, Denmark.

      Attached hereto as Exhibit 99.1 is GTI’s Presentation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Deignation	Description of Exhibit
99.1	GTI’s Presentation.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GOLDEN TELECOM, INC. (Registrant)
By:	/s/ ALEXANDER VINOGRADOV
	Name:	Alexander Vinogradov
	Title:	Chief Executive Officer and President

Date: June 6, 2005

INDEX TO EXHIBITS

Designation	Description of Exhibit
99.1	GTI’s Presentation.